                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                               -------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 14, 2002

                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)

MARYLAND                                 1-13589                 36-4173047
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation)                          Number)              Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois                     60601
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (312) 917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about November 14, 2002, after the filing of this Form 8-K, Prime Group Realty Trust, (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its affiliates as of September 30, 2002, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as specified therein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002                  PRIME GROUP REALTY TRUST


                                       By: /s/ Louis G. Conforti
                                          --------------------------------------
                                          Louis G. Conforti
                                          Co-President and
                                          Chief Financial Officer

                            PRIME GROUP REALTY TRUST


                               Third Quarter, 2002

                 Supplemental Financial and Operating Statistics
                  for the three months ended September 30, 2002


This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.


Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                                  PRIME GROUP
                                  REALTY TRUST


                                Table of Contents

Company Overview                                                                       Page
     Corporate Profile                                                                   3
     Board of Trustees and Executive Officers                                            4

Quarterly Financial and Operating Results
     Third Quarter Highlights                                                            5
     Consolidated Statements of Operations - Three Months ended September 30, 2002       6
     Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
        - Three Months ended September 30, 2002                                          7
     Consolidated Statements of Operations - Nine Months ended September 30, 2002        8
     Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
        - Nine Months ended September 30, 2002                                           9
     Consolidated Balance Sheet                                                         10
     Leasing Activity Summary                                                           11
     Same-store Leasing Summary                                                         12
     Development Project Status                                                         13
     Capital Events                                                                     14

Market Capitalization and Indebtedness Information
     Market Capitalization                                                              15
     Indebtedness Activity                                                              16
     Indebtedness Schedule                                                              17
     Recourse Indebtedness Schedule                                                     18
     Indebtedness Allocation Graphs                                                     19
     Interest Rate Hedge Agreements                                                     20
     Indebtedness Maturities                                                            21
     Indebtedness Maturities with Extension Options                                     22
     Indebtedness Maturity Schedule for 2002                                            23
     Maturing Contractual Obligations                                                   24

Portfolio Information
     Capital Expenditure Disclosure                                                     25
     Square Feet of Office and Industrial Properties Owned
        and Joint Venture Development Interests                                         26
     Property Summary                                                                   27
     Office Lease Expiration Schedule                                                   28
     Industrial Lease Expiration Schedule                                               29
     Largest Office Tenants by Gross Revenue                                            30
     Largest Office Tenants by Percentage of Square Footage in Portfolio                31
     Largest Industrial Tenants by Gross Revenue                                        32
     Largest Industrial Tenants by Percentage of Square Footage in Portfolio            33

Investor Relations Information                                                          34

                                  PRIME GROUP
                                  REALTY TRUST


                                Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of November 1, 2002, we owned 15 office properties containing an aggregate of 6.4 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in two office properties totaling 1.3 million rentable square feet including 77 West Wacker Drive, Chicago, IL and Thistle Landing, Phoenix, AZ. The portfolio also includes 202.1 acres of developable land, and the rights to acquire an additional 31.6 acres of developable land. In addition to the properties described above, the Company is developing Dearborn Center in downtown Chicago, a Class A office tower containing 1.5 million rentable square feet of office and retail space.

In terms of net rentable square feet, 88.2% of our office properties and all of our industrial properties, are located in metropolitan Chicago. The properties located in metropolitan Chicago accounted for 89.2% of our total rental revenue for the nine months ended September 30, 2002. Our remaining office properties are located in Cleveland, Ohio; and Knoxville, Tennessee.

                                  PRIME GROUP
                                  REALTY TRUST


Board of Trustees

Douglas Crocker II
Chief Executive Officer, President, and Trustee, Equity Residential Properties Trust

Jacque M. Ducharme
President, Julien J. Studley, Inc.

Stephen J. Nardi
Chairman of the Board, Prime Group Realty Trust

Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation

Michael W. Reschke
Chairman of the Board and Chief Executive Officer, The Prime Group, Inc.

The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn


Executive Officers

Stephen J. Nardi
Chairman of the Board of Trustees

Louis G. Conforti
Co-President, Chief Financial Officer

Jeffrey A. Patterson
Co-President, Chief Investment Officer

James F. Hoffman
Executive Vice-President, General Counsel and Secretary

Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer

                                  PRIME GROUP
                                  REALTY TRUST


                          Third Quarter 2002 Highlights

Excluding non-operating charges, diluted FFO per share for the third quarter was $0.32, a 3.2% increase from the $0.31 per diluted share reported for the third quarter of 2001, and 6.7% increase from the $0.30 reported for the second quarter of 2002.

We realized a decline in "same-store" property-level net operating income by 1.7% from the second quarter to the third quarter of this year for the 10.3 million square feet of office and industrial properties we owned in both quarters. We realized a "same-store" decline in net operating income of 5.0% for the 10.1 million square feet of office and industrial properties that were owned during the 2001 and 2002 third quarters.

During the quarter, we renewed 23 leases totaling 62,529 square feet. Lease renewals averaged a 23.6% increase over prior net rents.

Also during the quarter, Citadel Investment Group, L.L.C. leased 68,271 square feet of additional space, and after the end of the quarter, Holland & Knight, LLP leased an additional 16,929 square feet at Dearborn Center, bringing the total leased to 1,020,751 square feet.

Subsequent to the quarter end, a single tenant signed a lease for 120,004 square feet at our industrial property located at 1051 North Kirk Road in Batavia, Illinois, which is subject to lender approval. The property is now 100% leased.

Subsequent to the quarter end, Sedgwick, Detert, Moran & Arnold executed a sublease for 27,826 square feet at One North Wacker Drive which is subject to lender approval.

Subsequent to the quarter end, we completed a 350,800 square foot build-to-suit facility for the auto parts distribution and central region office of Hyundai Motor America located in Aurora, Illinois.

Overall portfolio occupancy remained constant at 89.9%. Office portfolio occupancy has remained at 92.4% and the industrial portfolio occupancy remained at 85.4%.

On November 1, 2002, we notified the senior lender for our IBM Plaza property that we elected to exercise our right to extend the $153.2 million first mortgage note payable secured by the property until December 13, 2003 at an interest rate of LIBOR plus 1.7%. This extension right was contingent on a 1.40 debt service coverage ratio for the property, which the property exceeded by having a 1.64 debt service coverage ratio.

Continuing our strategy of divesting non-core assets, we have entered into an agreement to sell its office building located in Knoxville, Tennessee.

                     Consolidated Statements of Operations
                     (000's omitted, except per share data)
                                  (Unaudited)

                                                         Three Months ended
                                                           September 30,
                                                        2002            2001
                                                      ------------------------
Revenue
Rental                                                $ 28,230        $ 27,350
Tenant reimbursements                                   14,055          15,276
Other property revenues                                  1,423           1,978
Service Company revenues                                 2,770           1,968
Interest income and other                                  493             668
                                                      ------------------------
Total revenue                                           46,971          47,240

Expenses
Property operations                                     12,095          13,020
Real estate taxes                                        8,858           8,195
Depreciation and amortization                            9,036           8,845
Interest                                                10,750          10,747
General and administrative                               2,519           2,224
Service Company operations                               1,662           1,823
Provision for asset impairment                               -           4,574
Strategic alternative costs                                554           1,181
Severance costs                                            175               -
Loss on tax indemnification                                189               -
Total expenses                                        ------------------------
                                                        45,838          50,609
                                                      ------------------------
Income (loss) before loss on sales of real estate,
  minority interests and interests and
  discontinued operations                                1,133          (3,369)
Loss on sales of real estate, net                            -          (2,444)
Income (loss) before minority interests and
  discontinued operations                                1,133          (5,813)
Minority interests                                         569           2,629
                                                      ------------------------
Income (loss) from continuing operations                 1,702          (3,184)
Discontinued operations, net of minority
  interests of $76 and $557 in 2002 and
  2001, respectively                                       (30)          1,612
                                                      ------------------------
Net income (loss)                                        1,672          (1,572)
Net income allocated to preferred shareholders          (2,450)         (3,036)
                                                      ------------------------
Net loss available to common shareholders             $   (778)       $ (4,608)
                                                      ========================

Basic and diluted earnings available to common
  shares per weighted-average common share:
  Loss before loss on sales of real estate and
    discontinued operations, net of
    minority interests                                $  (0.05)       $  (0.30)
  Loss on sales of real estate, net of
    minority interests                                       -           (0.09)
  Discontinued operations, net of minority interests         -            0.10
                                                      ------------------------
Net loss available per weighted-average common
  share of beneficial interest - basic and diluted    $  (0.05)       $  (0.29)
                                                      ========================

    Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
                     (000's omitted, except per share data)
                                  (Unaudited)

                                                         Three Months ended
                                                           September 30,
                                                        2002            2001
                                                      ------------------------
Revenue
Net loss allocated to common shareholders             $   (778)       $ (4,608)
Adjustments to reconcile to Funds from Operations:
  Real estate depreciation and amortization              7,990           7,914
  Amortization of costs for leases assumed                 250             193
  Joint venture adjustments                                846             838
  Adjustment for discontinued operations                     -           2,444
  Discontinued Operations                                   69           1,061
  Minority interests                                      (569)         (2,629)
                                                      ------------------------
Funds from Operations, including straight-line
  rental revenue                                         7,808           5,213

  Straight-line rental revenue                            (893)         (1,150)
  Straight-line rental revenue from joint venture          (44)           (109)
  Straight-line rental revenue - discontinued
    operations                                              12             (49)
                                                      ------------------------
Funds from Operations, excluding straight-line
  rental revenue                                      $  6,883        $  3,905
                                                      ========================

FFO per common share of beneficial interest, including straight-line rental revenue:

    Basic                                             $   0.29        $   0.20
                                                      ========================
    Diluted/(1)/                                      $   0.29        $   0.20
                                                      ========================

FFO per common share of beneficial interest, excluding straight-line rental revenue:

    Basic                                             $   0.26        $   0.15
                                                      ========================
    Diluted                                           $   0.26        $   0.15
                                                      ========================

Weighted average shares of beneficial interest:

    Basic                                               26,749          26,416
                                                      ========================
    Diluted/(2)/                                        26,749          28,423
                                                      ========================

/(1)/The 2.0 million Series A Preferred Shares are antidilutive in
2002 and 2001. As previously reported, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002. /(2)/The weighted average shares of beneficial interest in 2002 and 2001 excludes the 2.0 million Series A Preferred Shares, as these shares are antidilutive. As previously reported, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002.

                     Consolidated Statements of Operations
                     (000's omitted, except per share data)
                                  (Unaudited)

                                                                                      Nine Months ended
                                                                                        September 30,
                                                                                     2002           2001
                                                                                ---------------------------
Revenue
Rental                                                                            $ 83,770        $ 81,640
Tenant reimbursements                                                               43,312          44,902
Other property revenues                                                              5,075           6,042
Service Company revenues                                                             5,530           5,656
Interest income and other                                                            1,740           3,423
                                                                                ---------------------------
Total revenue                                                                      139,427         141,663


Expenses
Property operations                                                                 36,285          37,210
Real estate taxes                                                                   28,353          26,230
Depreciation and amortization                                                       26,662          26,285
Interest                                                                            29,492          33,039
General and administrative                                                           6,964           6,865
Service Company operations                                                           3,671           5,478
Provision for asset impairment                                                       5,171           4,574
Strategic alternative costs                                                          1,467           1,982
Severance costs                                                                      2,154               -
Loss on tax indemnification                                                            189               -
Loss on extinguishment of debt                                                           -             127
                                                                                ---------------------------
Total expenses                                                                     140,408         141,790
                                                                                ---------------------------

Loss before (loss) gain on sales of real estate, minority interests and interests, discontinued operations and cumulative effect of
  change in accounting principle                                                      (981)           (127)
(Loss) gain on sales of real estate, net                                            (1,521)            292
                                                                                ---------------------------
(Loss) income before minority interests, discontinued operations,
  and cumulative effect of change in accounting principle                           (2,502)            165
Minority interests                                                                   5,907           2,703
                                                                                ---------------------------
Income from continuing operations and before cumulative effect of
  change in accounting principle                                                     3,405           2,868
Discontinued operations, net of minority interests of $14,491 and
  $535 in 2002 and 2001, respectively                                              (20,723)          1,645
                                                                                ---------------------------
(Loss) income before cumulative effect of change in accounting principle           (17,318)          4,513
Cumulative effect of change in accounting principle, net of minority
  interests of $218 in 2001                                                              -            (321)
                                                                                ---------------------------
Net (loss) income                                                                  (17,318)          4,192
Net income allocated to preferred shareholders                                      (9,029)         (9,109)
                                                                                ---------------------------
Net loss available to common shareholders                                         $(26,347)       $ (4,917)
                                                                                ===========================

Basic and diluted earnings available to common shares per weighted-
  average common share:
  Loss before (loss) gain on sales of real estate, discontinued operations operations and cumulative effect of change in accounting principle,
    net of minority interests                                                     $  (0.30)       $  (0.41)
  (Loss) gain on sales of real estate, net of minority interests                     (0.06)           0.01
Discontinued operations, net of minority interests                                   (1.32)           0.10
  Cumulative effect of change in accounting principle, net of
  minority interests                                                                     -           (0.02)
                                                                                ---------------------------
Net loss available per weighted-average common share of beneficial
  interest - basic and diluted                                                    $  (1.68)       $  (0.32)
                                                                                ===========================

    Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
                     (000's omitted, except per share data)
                                  (Unaudited)


                                                                        Nine Months ended
                                                                          September 30,
                                                                     2002            2001
                                                                     -----------------------

Net loss available to common shareholders                            $ (26,347)   $ (4,917)
Adjustments to reconcile to Funds from Operations:
  Real estate depreciation and amortization                             23,833      23,207
  Amortization of costs for leases assumed                                 570         585
  Joint venture adjustments                                              2,533       2,509
  Adjustment for sale of operating property                              1,313         113
  Adjustment for discontinued operations                                26,121       5,980
  Minority interests                                                    (5,907)     (2,703)
  Cumulative effect of change in accounting principle                        -         321
                                                                     -----------------------
Funds from Operations, including straight-line rental revenue           22,116      25,095

  Straight-line rental revenue                                          (3,661)     (3,446)
  Straight-line rental revenue from joint venture                         (246)       (423)
  Straight-line rental revenue - discontinued operations                   120        (303)
                                                                     -----------------------
Funds from Operations, excluding straight-line rental revenue        $  18,329     $20,923
                                                                     =======================

FFO per common share of beneficial interest, including straight-line rental revenue:

    Basic                                                            $    0.83     $  0.95
                                                                     =======================
    Diluted/(1)/                                                     $    0.83     $  0.95
                                                                     =======================

FFO per common share of beneficial interest, excluding straight-line rental revenue:

    Basic                                                            $    0.69     $  0.79
                                                                     =======================
    Diluted                                                          $    0.69     $  0.79
                                                                     =======================

Weighted average shares of beneficial interest:

    Basic                                                               26,670      26,411
                                                                     =======================
    Diluted/(2)/                                                        26,670      26,439
                                                                     =======================


/(1)/ The 2.0 million Series A Preferred Shares are antidilutive in 2002 and 2001. As previously stated, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002.
/(2)/ The weighted average shares of beneficial interest in 2002 and 2001 excludes the 2.0 million Series A Preferred Shares, as these shares are antidilutive. As previously stated, our Operating Partnership purchased the Series A Preferred Shares in the third quarter of 2002.

                           Consolidated Balance Sheet
                       (000's omitted, except share data)


                                                                          September 30,     December 31,
                                                                              2002              2001
                                                                          -------------------------------
Assets
Real estate, at cost:
  Land                                                                    $  161,615          $  193,380
  Building and improvements                                                  779,914             920,723
  Tenant improvements                                                         69,704              82,285
  Furniture, fixtures, and equipment                                          10,246              10,128
                                                                          -------------------------------
                                                                           1,021,479           1,206,516
  Accumulated depreciation                                                  (102,608)            (97,495)
                                                                          -------------------------------
                                                                             918,871           1,109,021
  Property under development                                                 341,055             224,994
                                                                          -------------------------------
                                                                           1,259,926           1,334,015

Property held for sale (including $6,977 of restricted cash escrows at
  September 30, 2002)                                                         12,175               7,322
Investments in unconsolidated entities                                         1,439              25,214
Cash and cash equivalents                                                     18,703               6,582

Receivables, net of allowance of $1,277 and $992 at September 30, 2002 and December 31, 2001, respectively:
    Tenant                                                                     2,615               4,033
    Deferred rent                                                             22,587              21,811
    Other                                                                      3,770               3,402
Restricted cash escrows                                                       64,803              75,962
Deferred costs, net                                                           51,641              42,580
Other                                                                          6,131               6,728
                                                                          -------------------------------
Total assets                                                              $1,443,790          $1,527,649
                                                                          ===============================

Liabilities and Shareholders' Equity
Mortgages and notes payable                                               $  676,273          $  762,349
Bonds payable                                                                 24,900              57,150
Bonds payable related to property held for sale                                9,000
Construction financing                                                       181,593             105,637
Accrued interest payable                                                      18,317              10,323
Accrued real estate taxes                                                     44,337              40,251
Accrued tenant improvement allowances                                         45,183               9,585
Accounts payable and accrued expenses                                         19,811              28,894
Construction costs payable, including retention of $5,860 and $7,412 at
   September 30, 2002 and December 31, 2001, respectively                     17,301              29,254
Liabilities for leases assumed                                                17,959               9,925
Deficit investment in unconsolidated entity                                    5,567               5,260
Dividends payable                                                              2,250                   -
Deferred hedge liability                                                       1,373               6,455
Other                                                                         11,277              11,654
                                                                          -------------------------------
Total liabilities                                                          1,075,141           1,076,737
Minority interests:
  Operating Partnership                                                      109,618             126,806
  Other                                                                        2,000               2,000
Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares
    designated, issued and outstanding at December 31, 2001                        -              40,000
Shareholders' equity:
  Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
    Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares designated, issued and outstanding at September 30, 2002 and
     December 31, 2001, respectively                                              40                  40
  Common Shares, $0.01 par value; 100,000,000 shares authorized;
    15,691,145 and 15,703,158 shares issued and outstanding at
    September 30, 2002 and December 31, 2001, respectively                       157                 157

  Additional paid-in capital                                                 330,430             329,390
  Accumulated other comprehensive loss                                        (7,822)            (11,055)
  Distributions in excess of earnings                                        (65,774)            (36,426)
                                                                          -------------------------------
Total shareholders' equity                                                   257,031             282,106
                                                                          -------------------------------
Total liabilities and shareholders' equity                                $1,443,790          $1,527,649
                                                                          ===============================

                          Leasing Activity Summary /1/
                               September 30, 2002

                       -----------------------------------------------------------------------------------------
3rd QTR 2002           07/01/02 Net   9/30/02 Net    07/01/02    07/01/02    09/30/02     09/30/02   Number of
NEW LEASING              Rentable      Rentable     Leased SF  Occupied SF   Leased SF  Occupied SF  Move Outs
                       -----------------------------------------------------------------------------------------
Downtown Office           5,535,756     5,539,613   5,253,893    5,253,893   5,250,764    5,246,259          9
Suburban Office           1,779,985     1,779,632   1,519,792    1,513,955   1,517,347    1,513,468          2
                       -----------------------------------------------------------------------------------------
Total Office              7,315,741     7,319,245   6,773,685    6,767,848   6,768,111    6,759,727         11

Industrial                3,914,712     3,914,712   3,343,819    3,343,819   3,343,819    3,343,819          0
                       -----------------------------------------------------------------------------------------
Total Portfolio          11,230,453    11,233,957  10,117,504   10,111,667  10,111,930   10,103,546         11
                       -----------------------------------------------------------------------------------------
Total Development         1,525,536     1,525,536     943,375            0   1,002,646            0          0
                       =========================================================================================

                       -----------------------------------------------------------------------------------------
2002 YTD               01/01/02 Net  09/30/02 Net    01/01/02    01/01/02    09/30/02     09/30/02   Number of
NEW LEASING              Rentable      Rentable     Leased SF  Occupied SF   Leased SF  Occupied SF  Move Outs
                       -----------------------------------------------------------------------------------------
Downtown Office           5,534,694     5,539,613   5,298,078    5,294,799   5,250,764    5,246,259         29
Suburban Office           3,217,438     1,779,632   2,966,764    2,830,503   1,517,347    1,513,468         26
                       -----------------------------------------------------------------------------------------
Total Office              8,752,132     7,319,245   8,264,842    8,125,302   6,768,111    6,759,727         55

Industrial                3,914,712     3,914,712   3,256,664    3,198,314   3,343,819    3,343,819          2
                       -----------------------------------------------------------------------------------------
Total Portfolio          12,666,844    11,233,957  11,521,506   11,323,616  10,111,930   10,103,546         57
                       -----------------------------------------------------------------------------------------
Total Development         1,687,023     1,687,023     755,706            0   1,002,646            0          0
                       =========================================================================================

                       -------------------------------------------------------------------------------------
3rd QTR 2002           SF of Move     Number of    SF of New     07/01/02  07/01/02    09/30/02   09/30/02
NEW LEASING              Outs        New Leases     Leasing      Leased %  Occupied %  Leased %   Occupied %
                       -------------------------------------------------------------------------------------
Downtown Office           26,830           4          6,723       94.9%     94.9%       94.8%       94.7%
Suburban Office           12,309           1            800       85.4%     85.1%       85.3%       85.0%
                       -------------------------------------------------------------------------------------
Total Office              39,139           5          7,523       92.6%     92.5%       92.5%       92.4%

Industrial                     0           0              0       85.4%     85.4%       85.4%       85.4%
                       -------------------------------------------------------------------------------------
Total Portfolio           39,139           5          7,523       90.1%     90.0%       90.0%       89.9%
                       -------------------------------------------------------------------------------------
Total Development              0           0              0       60.9%        0        65.7%          0
                       =====================================================================================

                       -------------------------------------------------------------------------------------
2002 YTD               SF of Move     Number of    SF of New      1/1/02    1/1/02    09/30/02   09/30/02
NEW LEASING              Outs        New Leases     Leasing      Leased %  Occupied %  Leased %   Occupied %
                       -------------------------------------------------------------------------------------
Downtown Office          134,568           9         33,722        95.7%     95.7%      94.8%       94.7%
Suburban Office          167,188          10         28,056        92.2%     88.0%      85.3%       85.0%
                       -------------------------------------------------------------------------------------
Total Office             262,617          19         61,778        94.4%     92.8%      92.5%       92.4%

Industrial                67,120           1        154,275        83.2%     81.7%      85.4%       85.4%
                       -------------------------------------------------------------------------------------
Total Portfolio          368,876          20        216,053        91.0%     89.4%      90.0%       89.9%
                       -------------------------------------------------------------------------------------
Total Development              0           1        206,146        44.8%        0       65.7%          0
                       =====================================================================================

                   --------------------------------------------------------------------------------------------------------------
                                                                                              Percentage
3rd QTR RENEWAL/   Number of  SF up for  SF of Leases   Renewal                  Renewal Net  Increase in  Number of     SF of
EXPANSION LEASING  Renewals   Renewal/1/   Renewed     Percentage  Old Net Rent  Rent Average   Rent       Expansions  Expansions
                   --------------------------------------------------------------------------------------------------------------
Downtown Office        17       65,222      44,128        67.7%     $  11.84        $15.43      30.32%          7        10,052
Suburban Office         6       25,537      18,401        72.1%     $  13.60        $14.92       9.69%          2         3,081
                   --------------------------------------------------------------------------------------------------------------
Total Office           23       90,759      62,529        68.9%     $  12.36        $15.28      23.61%          9        13,133

Industrial              0            0           0         0.0%     $   0.00        $ 0.00       0.00%          -             -
                   --------------------------------------------------------------------------------------------------------------
Total Portfolio        23       90,759      62,529        68.9%     $  12.36        $15.28      23.61%          9        13,133
                   ==============================================================================================================
Total Development       0            0           0           0             0             0          0           1        68,271
                   ==============================================================================================================

                   --------------------------------------------------------------------------------------------------------------
                                                                                              Percentage
2002 YTD RENEWAL/  Number of  SF up for  SF of Leases   Renewal                  Renewal Net  Increase in  Number of     SF of
EXPANSION LEASING  Renewals   Renewal/1/   Renewed     Percentage  Old Net Rent  Rent Average   Rent       Expansions  Expansions
                   --------------------------------------------------------------------------------------------------------------

Downtown Office        29      187,981      81,385        43.3%       $16.02        $18.51      15.55%         10        47,197
Suburban Office        13      195,086      55,549        28.5%       $14.14        $15.17       7.31%          9        32,335
                   -------------------------------------------------------------------------------------------------------------
Total Office           42      383,067     136,934        35.7%       $15.26        $17.16      12.45%         19        79,532

Industrial              0       67,120           0         0.0%       $ 0.00        $ 0.00       0.00%          -             -
                   -------------------------------------------------------------------------------------------------------------
Total Portfolio        42      450,187     136,934        30.4%       $15.26        $17.16      12.45%         19        79,532
                   =============================================================================================================
Total Development       0            0           0           0             0             0          0           1        68,271
                   =============================================================================================================

/1/ SF up for Renewal column excludes bankrupt tenants.

                           Same-store Leasing Summary
                   September 30, 2002 vs. September 30, 2001


                              Square Feet (SF)      SF Leased       % Leased            SF            SF Leased       % Leased
                               September 30,       September 30,   September 30,   September 30,    September 30,   September 30,
                                    2001               2001            2001            2002             2002            2002
---------------------------------------------------------------------------------------------------------------------------------

Downtown Office
33 W. Monroe                       846,759            790,333         93.3%           846,759          768,429           90.7%
77 West Wacker                     944,556            944,556        100.0%           944,556          923,157           97.7%
208 S. LaSalle                     861,396            825,461         95.8%           863,726          789,075           91.4%
180 N. LaSalle                     758,260            691,732         91.2%           758,478          683,438           90.1%
IBM                              1,355,515          1,299,418         95.9%         1,358,913        1,319,664           97.1%
National City Center               767,181            766,965        100.0%           767,181          767,001          100.0%
                                ----------         ----------        -----         ----------       ----------          -----
Downtown Office Total            5,533,667          5,318,465         96.1%         5,539,613        5,250,764           94.9%
                                ----------         ----------        -----         ----------       ----------          -----
Suburban Office
7100 Madison                        50,157             50,157        100.0%            50,157           50,157          100.0%
Atrium Building                     65,362             58,154         89.0%            65,361           60,056           91.9%
Brush Hill                         109,857            106,077         96.6%           109,877          109,877          100.0%
Center Square I                     93,711             69,448         74.1%            93,711           72,138           77.0%
Continental Towers                 923,997            866,849         93.8%           925,091          718,446           77.7%
Enterprise Center II                62,580             54,270         86.7%            62,619           54,270           86.7%
Jorie Boulevard                    191,666            191,666        100.0%           191,666          186,493           97.3%
Narco River                         65,395             51,776         79.2%            65,386           52,065           79.6%
Narco Tower                         50,400             50,400        100.0%            50,400           50,400          100.0%
Olympian Office Center             169,897            166,122         97.8%           165,364          163,445           98.8%
                                ----------         ----------        -----         ----------       ----------          -----
Suburban Office Total            1,783,022          1,664,919         93.4%         1,779,632        1,517,347           85.3%
                                ----------         ----------        -----         ----------       ----------          -----
Industrial Property
Enterprise Center II               169,435             28,978         17.1%           169,435           28,978           17.1%
Enterprise Center III              291,550            137,275         47.1%           291,550          154,275           52.9%
Enterprise Center IV                87,484             85,800         98.1%            87,484           85,800           98.1%
Enterprise Center EC                54,070             54,070        100.0%            54,070           54,070          100.0%
Enterprise Center V                196,475            196,475        100.0%           196,475          196,475          100.0%
Enterprise Center VI               250,266            248,255         99.2%           250,266          248,255           99.2%
HEC                                 76,821             71,203         92.7%            76,821           71,203           92.7%
Enterprise Center VII              462,670            462,670        100.0%           462,670          462,670          100.0%
Enterprise Center VIII             242,199            242,199        100.0%           242,199           81,859           33.8%
Enterprise Center IX               162,682            162,682        100.0%           162,682          107,469           66.1%
Enterprise Center X                172,775            169,659         98.2%           172,775          169,659           98.2%
Arlington I-III                    304,506            304,506        100.0%           304,506          304,506          100.0%
342 Carol                           67,935             67,935        100.0%            67,935           67,935          100.0%
343 Carol                           30,084             30,084        100.0%            30,084           30,084          100.0%
370 Carol                           60,290             60,290        100.0%            60,290           60,290          100.0%
388 Carol                           40,502             40,502        100.0%            40,502           40,502          100.0%
200 Fullerton                       66,254             66,254        100.0%            66,254           66,254          100.0%
350 Randy                           25,200             18,900         75.0%            25,200           25,200          100.0%
550 Kehoe                           44,575             44,575        100.0%            44,575           44,575          100.0%
4160 Madison                        79,532             79,532        100.0%            79,532           79,532          100.0%
4211 Madison                        90,344             90,344        100.0%            90,344           90,344          100.0%
4300 Madison                       127,129            115,257         90.7%           127,129          103,350           81.3%
1051 Kirk Road                     120,004            120,004        100.0%           120,004          120,004          100.0%
1401 S. Jefferson                   17,265             17,265        100.0%            17,265           17,265          100.0%
11039 Gage                          21,935             21,935        100.0%            21,935           21,935          100.0%
11045 Gage                         136,600            136,600        100.0%           136,600          136,600          100.0%
555 Kirk                            62,400             62,400        100.0%            62,400           62,400          100.0%
1541 Abbott                         43,930             43,930        100.0%            43,930           43,930          100.0%
1455 Sequoia Drive                 257,600            216,200         83.9%           257,600          216,200           83.9%
200 S. Mitchell                    152,200            152,200        100.0%           152,200          152,200          100.0%
                                ----------         ----------        -----         ----------       ----------          -----
Industrial Property Totals       3,914,712          3,547,979         90.6%         3,914,712        3,343,819           85.4%
                                ----------         ----------        -----         ----------       ----------          -----
TOTALS                          11,231,401         10,531,363         93.8%        11,233,957       10,111,930           90.0%
                                ==========         ==========        =====         ==========       ==========          =====

                           Development Project Status
                               September 30, 2002

                                         Estimated      Net Rentable
Development Projects:    Location       Project Cost     Square Feet    Leasing and Construction Status
--------------------------------------------------------------------------------------------------------------------
CBD Office:
Dearborn Center          Chicago, IL    $355,000,000      1,515,298     Leased 617,967 SF to Bank One Corporation
                                                                        Leased 120,978 SF to Holland & Knight
                                                                        Leased 274,419 SF to Citadel Investment Group

                                 Capital Events
                     Three Months Ended September 30, 2002


                                                              Net
                                                           Rentable      Acquisition                     Date
                                                            Square      Cost / Sales      Mortgage     Acquired /
Property                                  Location           Feet           Price           Debt         Sold
-----------------------------------------------------------------------------------------------------------------

Dispositions

  Joint Venture:
     Pine Meadows Corporate Center    Libertyville, IL      90,844       $        -      $5,030,409     August
     (Building E)

                             Market Capitalization
                               September 30, 2002

Common Equity
-------------
Common Shares Outstanding                  15,691,145
Operating Partnership Units/(1)/           11,057,485
                                         ------------
Total Shares and Units                     26,748,630
PGE Share Price/(2)/                     $       4.85
                                         ------------
Common Equity Market Capitalization      $129,730,856
                                         ============

Preferred Stock                                           Cumulative
---------------                                            Dividend
Series B Cumulative Redeemable                            ----------
   Preferred/(4)/                         100,000,000        9.00%
                                         ------------
Total Preferred                           100,000,000
                                         ------------

Total Equity Market Capitalization       $229,730,856
                                         ============



                                           Principal    Weighted Average                  Weighted Average Maturity
Indebtedness                              Outstanding    Interest Rate/(5)/    With Extension Options    Without Extension Options
------------                             ------------   ----------------       ----------------------    -------------------------
Secured                                  $891,765,980        7.99%                     4.80/(6)/                   4.06/(6)/
                                         ------------
Total                                    $891,765,980
                                         ============

Weighted average interest rate includes the effect of the hedge agreements

Indebtedness Allocation
-----------------------
Fixed Rate                               $251,099,017        8.61%                     7.26                        7.18
Hedged Variable Rate                      312,700,000        6.53%                     2.82                        1.11
Non-Hedged Variable Rate                  112,473,875        7.21%                     2.74                        2.41
Mezzanine Construction                     59,907,196       23.00%                     2.27                        1.27
Senior Construction                       121,685,892        5.40%                     2.27                        1.27
Low-Floater Industrial Development
   Revenue Bonds (IDRBs)                   33,900,000        3.34%                     6.36                        3.23
                                         ------------
Total                                    $891,765,980
                                         ============

                            Indebtedness Allocation

                            [PIE CHART APPEARS HERE]

                    Fixed Rate                      29.2%
                    Hedged Variable Rate            36.3%
                    Non-Hedged Variable Rate         9.6%
                    Mezzanine Construction           6.9%
                    Senior Construction             14.1%
                    Low-Floater Industrial
                       Development Revenue Bonds
                       (DRBs)                        3.9%

/1/  Convertible one-for-one into common shares
/2/  Price as of September 30, 2002
/3/ Redeemable, at the Company's option, at $25.00 per share beginning June 5, 2003
/4/  Based on interest rates as of September 30, 2002
/5/  Excluding construction financing

                             Indebtedness Activity
                      Nine months ended September 30, 2002

Beginning Indebtedness Balance
   (January 1, 2002)                    $ 925,135,903

Indebtedness Retirement (First Quarter):
                                             Amount
Property/Indebtedness Type                   Retired      Institution
------------------------------------   ---------------    ----------------------------
Aurora Land Loan                        $  (5,000,000)    Friedman, Billings & Ramsey
Monroe Street/Wacker Drive Loan           (16,500,000)    HT-HQ Office, L.L.C.
Enterprise VII - X Letters of Credit      (23,250,000)    Chicago Industrial Development Revenue Bonds
Principal Amortization                     (2,014,232)    Various
                                        -------------
   Total                                $ (46,764,232)
                                        =============

New Indebtedness (First Quarter):
                                             Current                                                            Interest      Loan
Property/Indebtedness Type                   Amount       Institution                    Classification           Rate      Maturity
------------------------------------   ---------------    ----------------------------  ----------------------  --------   ---------
Dearborn Center/Additional
   Mezzanine Loan Proceeds              $     862,748     Deutsche Bank                  Fixed Rate              23.00%     1/5/2004
Dearborn Center/Additional
   Construction Proceeds                   34,697,573     HypoVereinsbank                Hedged Variable Rate     5.11%     1/5/2004
1455 Sequoia Drive/Additional
   Construction Proceeds                      321,374     LaSalle Bank                   Variable Rate            4.14%    5/31/2002
                                        -------------
   Total                                $  35,881,695
                                        =============

Ending Indebtedness Balance
   (March 31, 2002)                      $914,253,366

Indebtedness Retirement (Second Quarter):
                                             Amount
Property/Indebtedness Type                   Retired      Institution
------------------------------------   ---------------    ----------------------------
Commerce Point                          $ (18,877,920)    Capital Company of)America
Citibank Building                          (8,323,874)    Capital Company of America
2100 Swift Drive                           (4,937,088)    Capital Company of America
6400 Shafer Court                         (13,604,886)    Capital Company of America
Two Century Center                        (19,587,112)    Capital Company of America
Oakbrook Business Center                  (11,465,626)    Capital Company of America
Aurora Land Loan                           (3,000,000)    Friedman, Billings & Ramsey
Pine Meadows Three-Story                  (11,415,660)    LaSalle Bank
Pine Meadows Single-Story                 (10,500,000)    Corus Bank
Enterprise Office I                        (7,472,484)    LaSalle Bank
Salt Creek and Sun Annex                   (7,278,522)    LaSalle Bank
Principal Amortization                     (1,652,986)    Various
                                        -------------
   Total                                $(118,116,158)
                                        =============

New Indebtedness (Second Quarter):
                                             Current                                                            Interest      Loan
Property/Indebtedness Type                   Amount       Institution                    Classification           Rate      Maturity
------------------------------------   ---------------    ----------------------------   ---------------------  --------   ---------
Dearborn Center/Additional
   Mezzanine Loan Proceeds              $     895,466     Deutsche Bank                  Fixed Rate              23.00%     1/5/2004
Dearborn Center/Additional
   Construction Proceeds                   23,131,468     HypoVereinsbank                Hedged Variable Rate     5.12%     1/5/2004
1455 Sequoia Drive/Additional
   Construction Proceeds                       49,196     LaSalle Bank                   Variable Rate            4.09%    5/31/2003
                                        -------------
   Total                                $  24,076,130
                                        =============
Ending Indebtedness Balance
   (June 30, 2002)                      $ 820,213,338
                                        =============

Indebtedness Retirement (Third Quarter):
                                             Amount
Property/Indebtedness Type                   Retired      Institution
------------------------------------   ---------------    ----------------------------
Principal Amortization                     (1,541,380)    Various
                                        -------------
   Total                                $  (1,541,380)
                                        =============

New Indebtedness (Third Quarter):
                                             Current                                                            Interest      Loan
Property/Indebtedness Type                   Amount       Institution                    Classification           Rate      Maturity
------------------------------------   ---------------   -----------------------------   ---------------------  --------   ---------
Dearborn Center/Additional
   Mezzanine Loan Proceeds              $     909,166     Deutsche Bank                  Fixed Rate              23.00%     1/5/2004
Dearborn Center/Additional
   Construction Proceeds                   15,459,644     HypoVereinsbank                Hedged Variable Rate     5.12%     1/5/2004
1455 Sequoia Drive/Additional
   Construction Proceeds                       78,068     LaSalle Bank                   Variable Rate            4.09%    5/31/2003
Security Capital                           19,367,235     Security Capital               Fixed Rate              15.00%    7/16/2003
Security Capital                           37,279,909     Security Capital               Variable Rate           12.00%    7/16/2003
                                        -------------
   Total                                $  73,094,022
                                        =============

Ending Indebtedness Balance
   (September 30, 2002)                 $ 891,765,980
                                        =============

                             Indebtedness Schedule

                               September 30, 2002

                                                                                       Original
                                                                                         Loan     Interest      Loan     Maturity
Lender                                    Portfolio or Property                         Amount      Rate     Term (yrs)   Date
------                                    ---------------------                        --------   --------   ----------  --------

Fixed Rate Indebtedness:
CIGNA                                     Continental Towers (1701 Golf Road)          75,000,000   7.22%         7.0     5/15/2005
Capital Company of America                Commerce Point (3800 North Wilke Rd)         20,000,000   7.07%        10.0     3/11/2008
CIBC Oppenheimer                          Nardi Industrial                             16,511,000   7.17%        10.0      5/1/2008
Midland Loan Services                     Nardi Industrial                             15,556,000   7.17%        10.0      5/1/2008
Midland Realty Funding                    Nardi Industrial                             14,933,000   7.17%        10.0      5/1/2008
Capital Company of America                Citibank Building (1699 E. Woodfield Rd)      8,775,000   7.18%        10.0     5/11/2008
Deutsche Banc Alex. Brown/1/              IBM Plaza (330 North Wabash Ave)             30,000,000  11.75%         3.0     2/23/2003
Greenwich Capital                         7100 Madison                                  3,908,000   8.44%        10.0      5/1/2010
Capital Company of America                2100 Swift Drive                              5,200,000   7.19%        10.0     5/11/2008
Capital Company of America                6400 Shafer Court                            14,350,000   7.09%        10.0     6/11/2008
LaSalle Bank, N.A.                        Jorie Plaza ( 800 Jorie Boulevard)           22,800,000   8.33%        10.0     12/1/2010
Capital Company of America                Two Century Center (1700 East Golf Rd)       20,500,000   7.37%        10.0    11/11/2008
Capital Company of America                Oakbrook Business Center                     12,000,000   7.37%        10.0    11/11/2008
                                            (2000 York Road)
CIBC Oppenheimer                          Narco River Business Center                   2,800,000   8.68%        10.0     12/1/2009
                                            (1600 167th Street)
Deutsche Banc Mortgage Capital            Brush Hill Office Courte                      8,200,000   8.76%        10.0      1/1/2010
                                            (740 Pasquilleni Drive)
Capital Company of America                208 South LaSalle Street                     45,800,000   7.79%        15.0     4/11/2013
Deutsche Banc Alex. Brown                 Enterprise Office II (2305 Enterprise Dr.)    6,000,000   7.63%        10.0      3/1/2011
LaSalle Bank, N.A.                        Pine Meadows Three-Story Office              11,500,000   7.63%        10.0     4/11/2011
LaSalle Bank, N.A. /2/                    555 Kirk Road and 1543 Abbott Drive           2,500,000   8.04%         5.0     4/18/2001

HT-HG Office LLC                          Monroe/Wacker JV Interest                    16,500,000  12.00%         1.0     1/18/2002
Friedman, Billings, & Ramsey              1455 Sequoia Drive LLC                       12,000,000  16.00%         0.3     9/30/2001
Security Capital Preferred Growth, Inc.   Various                                      20,000,000  15.00%         1.0     7/16/2003

Total Fixed Rate Indebtedness

Hedged Variable Rate Indebtedness:
DGZ Deka Bank /3/                         33 West Monroe Street                        67,000,000   3.32%         5.0    11/15/2005
Greenwich Capital                         180 North LaSalle Street                     60,000,000   5.63%         3.0     1/15/2004
Fleet National Bank                       33 West Monroe Street                        12,500,000   6.33%         3.0    11/15/2003
Fleet National Bank                       National City Center, Jorie Plaza,           20,000,000   8.82%         3.0     6/30/2003
                                            and 208 South LaSalle Street
Westdeutsche ImmobilienBank               IBM Plaza (330 North Wabash Ave)            160,000,000   8.00%         3.0    12/31/2002

Total Hedged Variable Rate Indebtedness

Variable Rate Indebtedness:
Corus Bank                                National City Center                         67,000,000   4.80%         5.0     4/30/2006
Corus Bank                                Pine Meadows Single-Story Office             10,500,000   8.12%         1.1      4/1/2002
Corus Bank                                200 South Mitchell Court                      4,235,000   5.75%         2.0      9/1/2003
LaSalle Bank, N.A.                        1455 Sequoia Drive                            6,000,000   4.57%         2.0     5/31/2003
LaSalle Bank, N.A. /2/                    Enterprise Office I                           7,645,152   8.12%         1.0     5/17/2001
LaSalle Bank, N.A. /2/                    Salt Creek and Sun Annex                      7,410,000   8.16%         1.0     6/30/2001
TN Industrial Development Revenue Bonds   Tennessee Portfolio                           9,000,000   1.40%         3.0     12/1/2014
Chicago Industrial Development            Enterprise VII - Enterprise X                23,250,000   3.86%         4.0      6/1/2022
  Revenue Bonds
IN Industrial Development Revenue Bonds   Enterprise I - Enterprise VI                 24,900,000   4.03%         4.0      6/1/2022
Security Capital Preferred Growth, Inc.   Various                                      37,279,909  12.00%         1.0     7/16/2003

Total Variable Rate Indebtedness

Construction Indebtedness
Deutsche Banc Alex.Brown/1/               Dearborn Center Mezzanine Loan               65,000,000  23.00%         3.0      1/5/2004
HypoVereinsbank/1/                        Dearborn Center Construction Loan           220,000,000   5.13%         3.0      1/5/2004



Total Indebtedness


Non-Consolidated Indebtedness
Westdeutsche ImmobilienBank /4/           77 West Wacker Drive                        170,000,000   6.87%         5.0     9/24/2004
Wells Fargo Bank /5/                      Plumcor Thistle Landing                      28,000,000   4.59%         3.0     6/15/2005

                                                                                        Annualized
                                                                                           Debt      September 30,    September 30,
Lender                                    Portfolio or Property                          Service         2002             2001
------                                    ---------------------                         ----------   -------------    -------------

Fixed Rate Indebtedness:
CIGNA                                     Continental Towers (1701 Golf Road)           $ 6,487,877  $ 69,560,455      70,970,323
Capital Company of America                Commerce Point (3800 North Wilke Rd)              N/A                 -      19,042,325
CIBC Oppenheimer                          Nardi Industrial                                1,341,000    15,806,597      15,991,173
Midland Loan Services                     Nardi Industrial                                1,263,400    14,892,339      15,066,240
Midland Realty Funding                    Nardi Industrial                                1,213,780    14,295,918      14,462,854
Capital Company of America                Citibank Building (1699 E. Woodfield Rd)          N/A                 -       8,392,724
Deutsche Banc Alex. Brown/1/              IBM Plaza (330 North Wabash Ave)                4,504,000    27,700,000      29,850,000
Greenwich Capital                         7100 Madison                                      369,266     3,847,169       3,875,275
Capital Company of America                2100 Swift Drive                                  N/A                 -       4,977,181
Capital Company of America                6400 Shafer Court                                 N/A                 -      13,720,221
LaSalle Bank, N.A.                        Jorie Plaza ( 800 Jorie Boulevard)              2,071,000    22,528,153      22,689,128
Capital Company of America                Two Century Center (1700 East Golf Rd)            N/A                 -      19,744,357
Capital Company of America                Oakbrook Business Center                          N/A                 -      11,557,672
                                            (2000 York Road)
CIBC Oppenheimer                          Narco River Business Center                       274,644     2,713,485       2,747,705
                                            (1600 167th Street)
Deutsche Banc Mortgage Capital            Brush Hill Office Courte                          774,816     8,061,965       8,118,094
                                            (740 Pasquilleni Drive)
Capital Company of America                208 South LaSalle Street                        3,986,250    43,868,457      44,370,777
Deutsche Banc Alex. Brown                 Enterprise Office II (2305 Enterprise Dr.)        509,611     5,929,501       5,978,675
LaSalle Bank, N.A.                        Pine Meadows Three-Story Office                   N/A                 -      11,465,208
LaSalle Bank, N.A. /2/                    555 Kirk Road and 1543 Abbott Drive               213,484     2,395,918       2,429,505

HT-HG Office LLC                          Monroe/Wacker JV Interest                         N/A                 -      16,500,000
Friedman, Billings, & Ramsey              1455 Sequoia Drive LLC                            N/A                 -      12,000,000
Security Capital Preferred Growth, Inc.   Various                                         1,500,001     9,499,061
                                                                                                    -----------------------------
Total Fixed Rate Indebtedness                                                                         251,099,018     353,949,437

Hedged Variable Rate Indebtedness:
DGZ Deka Bank (3)                         33 West Monroe Street                           2,465,600    67,000,000      67,000,000
Greenwich Capital                         180 North LaSalle Street                        3,526,668    60,000,000      60,000,000
Fleet National Bank                       33 West Monroe Street                             830,556    12,500,000      12,500,000
Fleet National Bank                       National City Center, Jorie Plaza,              2,044,444    20,000,000      20,000,000
                                            and 208 South LaSalle Street
Westdeutsche ImmobilienBank               IBM Plaza (330 North Wabash Ave)               15,728,356   153,200,000     156,400,000
                                                                                                    -----------------------------
Total Hedged Variable Rate Indebtedness                                                               312,700,000     315,900,000

Variable Rate Indebtedness:
Corus Bank                                National City Center                            4,626,416        65,338      66,688,149
Corus Bank                                Pine Meadows Single-Story Office                  N/A                 -      10,500,000
Corus Bank                                200 South Mitchell Court                      $   329,924     4,145,609       4,223,223
LaSalle Bank, N.A.                        1455 Sequoia Drive                                260,668     5,710,039       5,261,400
LaSalle Bank, N.A. /2/                    Enterprise Office I                               N/A                 -       7,529,832
LaSalle Bank, N.A. /2/                    Salt Creek and Sun Annex                          N/A                 -       7,323,402
TN Industrial Development Revenue Bonds   Tennessee Portfolio                               450,000     9,000,000       9,000,000
Chicago Industrial Development            Enterprise VII - Enterprise X                     N/A                 -      23,250,000
     Revenue Bonds
IN Industrial Development Revenue Bonds   Enterprise I - Enterprise VI                    1,612,500    24,900,000      24,900,000
Security Capital Preferred Growth, Inc.   Various                                         2,329,996    37,279,909
                                                                                                    -----------------------------
Total Variable Rate Indebtedness                                                                      146,373,875     158,676,006
                                                                                                    -----------------------------
Construction Indebtedness
Deutsche Banc Alex.Brown/1/               Dearborn Center Mezzanine Loan                  3,500,000    59,907,196      56,380,528
HypoVereinsbank/1/                        Dearborn Center Construction Loan               4,608,160   121,685,892      22,423,747
                                                                                                    -----------------------------
                                                                                                      181,593,088      78,804,275

Total Indebtedness                                                                                  $ 891,765,981   $ 907,329,718
                                                                                                    =============================

Non-Consolidated Indebtedness
Westdeutsche ImmobilienBank /4/           77 West Wacker Drive                           15,754,000 $ 157,500,000     166,000,000
Wells Fargo Bank /5/                      Plumcor Thistle Landing                           N/A             N/A              N/A



*N/A - Not applicable as debt is no longer outstanding
/1/ One one-year extension option
/2/ Converts to a fixed rate ten-year maturity at PGE's option
/3/ One two-year extension option
/4/ PGE owns a 50.0% joint venture interest in this property
/5/ PGE owns a 23.1% joint venture interest in this property

                            Prime Group Realty Trust
                         Recourse Indebtedness Schedule
                            As of September 30, 2002


                                                                     Current
                                                                      Loan                 Recourse               Type of
Lender                              Property/Loan                    Amount                 Amount               Financing
------                              -------------                    -------               --------              ---------
LaSalle Bank, N.A.                  Bonded Letters of Credit      $ 25,241,101          $ 25,241,101         Letter of Credit
Fleet National Bank                 Center Square I LOC              9,215,754             9,215,754         Letter of Credit
CIGNA Investments, Inc.             Continental Towers              69,560,455             3,033,563         Office Permanent
Corus Bank                          National City Center            65,338,318            13,400,000         Office Permanent
Corus Bank                          200 South Mitchell Court         4,145,609             4,145,609         Office Permanent
Security Capital                    Various                         20,000,000            20,000,000
Security Capital                    Various                         37,279,909            37,279,909
LaSalle National Bank               Kirk Road/Abbott Drive           2,395,918               625,000         Industrial Permanent
LaSalle National Bank               1455 Sequoia Drive               5,710,039             5,710,039         Industrial Construction
BT RE Investment Mezz Fund          IBM Plaza                       27,700,000             2,500,000         Mezzanine
Westdeutsche ImmobilienBank         77 West Wacker Drive           162,000,000             3,750,000         Office Permanent
DGZ DekaBank                        33 West Monroe Street           67,000,000             3,000,000         Office Permanent
HypoVereinsbank                     Dearborn Center                121,685,892            60,000,000
Fleet National Bank                 33 West Monroe Street           12,500,000            12,500,000         Mezzanine
Fleet National Bank                 NCC, 208, Jorie Plaza           20,000,000            20,000,000         Mezzanine
                                                                  ----------------------------------
  Total                                                           $624,531,894          $195,159,874
                                                                  ----------------------------------

                Indebtedness Allocation as of September 30, 2002


[PIE CHART APPEARS HERE]

Fixed Rate                          28.4%
Hedged Variable Rate                38.1%
Variable Rate                        9.3%
Low Floaters IDRBs                   4.1%
Construction Financing              20.1%


[BAR CHART APPEARS HERE]

Fixed Rate                           $251,099,017
Hedged Variable Rate                 $312,700,000
Variable Rate                        $112,473,875
Low Floaters IDRBs                   $ 33,900,000
Construction Financing               $181,593,088

                         Interest Rate Hedge Agreements
                               September 30, 2002


                                     Type of              Notional      Floating
Counterparty                          Hedge   Strike       Amount         Index
-------------------------------------------------------------------------------------
33 West Monroe Street, LLC              Cap   6.50%     $ 67,000,000     1 MO LIBOR
33 West Monroe Street, LLC              Cap   8.35%-    $ 12,500,000     1 MO LIBOR
                                              9.00%
330 North Wabash Avenue                Swap   6.30%     $153,200,000     1 MO LIBOR
330 North Wabash Avenue                Swap   6.30%     $  2,000,000     1 MO LIBOR
180 North LaSalle Street, LLC           Cap   7.25%     $ 60,000,000     1 MO LIBOR
Prime Group Realty, LP                  Cap   7.50%     $ 20,000,000     1 MO LIBOR
Dearborn Center, LLC                    Cap   4.25%-    $ 81,000,000-    1 MO LIBOR
                                              7.40%      230,000,000


Non-Consolidated Hedge Agreements
77 West Wacker Drive, LLC            Collar   7.75%     $157,500,000     1 MO LIBOR

                                      Financial                                     Maturity
Counterparty                         Institution                                     Date
---------------------------------------------------------------------------------------------------
33 West Monroe Street, LLC            Fleet National Bank                           01/31/03
33 West Monroe Street, LLC            Fleet National Bank                           11/15/03

330 North Wabash Avenue               Morgan Guaranty Trust Company of New York     12/10/02
330 North Wabash Avenue               Morgan Guaranty Trust Company of New York     12/10/02
180 North LaSalle Street, LLC         SBCM Derivative Products Ltd.                 01/15/04
Prime Group Realty, LP                Fleet National Bank                           06/30/03
Dearborn Center, LLC                  HVB Risk Management Products, Inc.            01/05/04




                                      Morgan Guaranty Trust Company of New York     09/30/04

           Indebtedness Maturities and Scheduled Amortization Payments
                               September 30, 2002


                                                                                                                        Cumulative
                       Scheduled                                            Total                   Percentage          Percentage
                      Amortization              Scheduled                 Scheduled                   of Debt             of Debt
Year                   Payments                Maturities                Maturities                  Maturing            Maturing
----                 ------------              ----------                ----------                 ----------          ----------
2002                  $ 1,691,915            $ 153,200,000             $ 154,891,915                   17.4%               17.4%
2003                   13,914,451              125,920,786               139,835,237                   15.7%               33.0%
2004                    4,461,622              241,593,088               246,054,710                   27.6%               60.6%
2005                    4,812,231               69,299,999                74,112,230                    8.3%               68.9%
2006                    4,106,989               61,162,964                65,269,953                    7.3%               76.2%
2007                    3,961,217               24,900,000                28,861,217                    3.2%               79.5%
2008+                   7,081,510              176,160,148               183,241,658                   20.5%              100.0%
-----                 -----------            -------------             -------------                  -----
TOTAL                 $40,029,935            $ 852,236,985             $ 892,266,920/(1)/             100.0%
=====                 ===========            =============             =============                  =====

/(1)/ Amount shown for 2003 does not reflect unamortized debt discount of $0.5 million on notes payable as of September 30, 2002


                       Percentage of Indebtedness Maturing

                            [BAR CHART APPEARS HERE]





                 Cumulative Percentage of Indebtedness Maturing

                            [BAR CHART APPEARS HERE]

    Indebtednes Maturities with Extension Options and Amortization Payments
                               September 30, 2002

                                                                                                  Cumulative
                  Scheduled                                   Total              Percentage       Percentage
                Amortization           Scheduled            Scheduled             of Debt           of Debt
Year              Payments            Maturities           Maturities             Maturing         Maturing
----            ------------          ----------           ----------            ----------       ----------
2002            $  4,891,915         $          -        $  4,891,915                 0.5%            0.5%
2003              70,603,460           63,431,777         134,035,237                15.0%           15.6%
2004               4,461,622          206,800,000         211,261,622                23.7%           39.2%
2005               4,812,231          183,893,087         188,705,318                21.1%           60.4%
2006               4,106,989           61,162,964          65,269,953                 7.3%           67.7%
2007               3,961,217           91,900,000          95,861,217                10.7%           78.5%
2008+             16,081,510          176,160,148         192,241,658                21.5%          100.0%
-----           ------------         ------------        ------------               -----
TOTAL           $108,918,944         $783,347,976        $892,266,920/(1)/          100.0%
=====           ============         ============        ============               =====

/(1)/ Amount shown for 2003 does not reflect unamortized debt discount of $0.5 million on notes payable as of September 30, 2002


           Percentage of Indebtedness Maturing with Extension Options

                            [BAR CHART APPEARS HERE]



Cumulative Percentage of Indebtedness Maturing with Extension Options

                            [BAR CHART APPEARS HERE]

Indebtedness Maturity Schedule through 2004
As of September 30, 2002

                                                                                                  2002
                                                                                   Current        Debt         Maturity with
Type                 Lender                          Portfolio/Property            Amount       Maturity     extension options
---------------------------------------------------------------------------------------------------------------------------------
Variable             TN Industrial Development       Center Square I               9,000,000    11/9/2002         12/1/2014
                     Revenue Bonds

Variable             Westdeutsche Immobilien Bank    IBM Plaza (1)               153,200,000   12/13/2002        12/13/2004
                                                                                ------------
                                                                                $162,200,000
                                                                                ============

                                                                                                  2003
                                                                                    Current       Debt         Maturity with
Type                 Lender                          Portfolio/Property             Amount      Maturity     extension options
---------------------------------------------------------------------------------------------------------------------------------
Fixed                Deutsche Banc Alex. Brown       IBM Plaza                  $ 27,700,000    2/23/2003         2/23/2003

Variable             LaSalle Bank                    1455 Sequoia Drive            5,710,039    5/31/2003         5/31/2003

                                                     National City Center,
                                                     Jorie Plaza, 208 South
Hedged Variable      Fleet National Bank             LaSalle Street               20,000,000    6/30/2003         6/30/2003

Fixed                Security Capital                                             19,499,061    7/16/2003         7/11/2004

Variable             Security Capital                                             37,279,909    7/16/2003         7/11/2004

Variable             Corus Bank                      200 South Mitchell Court      4,145,609     9/1/2003          9/1/2003

Hedged Variable      Fleet National Bank             33 West Monroe Street        12,500,000   11/15/2003        11/15/2003
                                                                                ------------
                                                                                $126,834,618
                                                                                ============

                                                                                                  2004
                                                                                   Current        Debt         Maturity with
Type                 Lender                          Portfolio/Property            Amount       Maturity     extension options
---------------------------------------------------------------------------------------------------------------------------------
Fixed                Deutsche Bank Mortgage Capital  Dearborn Center              59,907,196     1/5/2004          1/5/2005

Hedged Variable      HypoVereinsbank                 Dearborn Center             121,685,892     1/5/2004          1/5/2005

Hedged Variable      Greenwich Capital               180 North LaSalle Street   $ 60,000,000    1/15/2004         1/15/2004

Hedged Variable      Westdeutsche Immobilien Bank    77 West Wacker Drive (2)    157,500,000    9/29/2004         9/29/2005
                                                                                ------------
                                                                                $399,093,088
                                                                                ============


(1) On November 1, 2002, we notified the senior lender for IBM Plaza, Chicago, Illinois property that we intend to exercise our right to extend the $153.2 million mortgage note payable secured by the property until December 13, 2003 at an interest rate of LIBOR plus 1.7%. This extension right is contingent on a
1.40 debt service coverage ratio for the property. We have calculated the aforementioned ratio at 1.64.

(2) We have a 50.0% joint venture interest in this property

                Maturing Contractual Obligations (in thousands)
                               September 30, 2002

Contractual Obligations                           Total        Through 2002    2003-2004    2005-2006    Thereafter
--------------------------------------------    ----------     ------------    ---------    ---------    ----------
   Mortgages and notes payable (A)              $  676,774       $154,892        195,297      139,382     $187,203
   Bonds payable (B)                                33,900              -          9,000            -       24,900
   Construction Financing                          181,593              -        181,593            -            -
                                                ----------       --------       --------     --------     --------
                                                   892,267        154,892        385,890      139,382      212,103

Contractual Lease Obligations:
--------------------------------------------
   Capital lease obligations (C)                $      635       $     66       $    569     $      -     $      -
   Operating leases (C)                             15,907            881          5,231        4,373        5,422
   Tenant improvement allowances (C)(D)             45,183             (F)            (F)           -            -
   Liabilities for leases assumed and lease
     reimbursement obligations (C)(E)               92,345          2,571         21,933       20,413       47,428
                                                ----------       --------       --------     --------     --------
Total contractual lease obligations             $  154,070        $ 3,518       $ 27,733     $ 24,786     $ 52,850
                                                ----------       --------       --------     --------     --------

Total cash contractual obligations              $1,046,337       $158,410       $413,623     $164,168     $264,953
                                                ==========       ========       ========     ========     ========


(A) Included in mortgage notes payable due in 2002 is a $153,200 mortgage note, which can be extended for up to two years at our option if we meet a debt coverage service ratio of 1.4 to 1.0. On November 1, 2002, we notified the lender of our intention to exercise the first of two one-year extension options. The total contractual obligation for mortgages and notes payable does not reflect unamortized debt discount of $501 as of September 30, 2002.
(B) We have a contract to sell the underlying property securing the $9,000 of bonds due in 2003. The liability will either be paid or assigned upon closing which is expected to occur prior to December 31, 2002.
(C) We anticipate funding three obligations from operation and the proceeds of equity, debt of asset sale(s) transaction as discussed in "Liquidity and Capital Resources".
(D)  We have escrows of $2,674 which may be utilized to fund these obligations.
(E) These obligations would be offset by any receipts from subleasing of the related. We currently have executed sublease which we estimate will provide subleasing receipts of $6,061. We are obligated, beginning January 2003, to make monthly escrows payments of $1,000 per month to an account used to pay the costs associated with Citadel's lease of space in the Dearborn Center project. We have pre-funded $4,000 of these costs into the escrow to be applied to the monthly payments for June, July, August, and September of 2003.
(F) Tenant improvement allowances of $40,235 correspond to our Dearborn Center project and will be funded through its construction loan. We anticipate the majority of this obligation will be funded in 2003.

                                                  Total
                                                 Amounts
Other Commercial Commitments                    Committed      Through 2002    2003-2004    2005-2006    Thereafter
--------------------------------------------    ---------      ------------    ---------    ---------    ----------
   Standby letters of credit (A)                $ 35,315          $  500        $  9,574     $     -      $25,241
   Guarantees (B)                                110,808           1,393          92,356      14,025        3,034
   Tax indemnifications (C)                           (C)             (C)             (C)         (C)          (C)
   Series B preferred shares (D)                  38,250           2,250          18,000      18,000           (D)
                                                --------          ------        --------     -------      -------
Total commercial commitments                    $184,373          $4,143        $119,930     $32,025      $28,275
                                                ========          ======        ========     =======      =======

(A) Included in the total are a letter of credit for $500 that expired on October 1, 2002 and was no longer required.
(B) Included in the total is our guarantee of $60,000 related to the Dearborn Center construction loan balance of $121,686, having a maturity date of January 5, 2004.
(C) We estimate our maximum possible exposure on tax indemnifications to be $73,551 if all indemnity properties had been sold as of September 30, 2002. The amount of certain indemnities decreases by 10% each calendar year.
(D) Dividends are cumulative and payable at a 9.0% annual rate each quarter that the Series B preferred shares remain outstanding. The Series B preferred shares rank senior to the common shares as to the payment of dividends. The declaration of dividends on the Series B Shares for the third quarter of 2002, became effective July 16, 2002 upon the closing of the SCPG transaction.

                         Capital Expenditure Disclosure
                               September 30, 2002

                                                        Three Months          Nine Months          Twelve Months
                                                            Ended                Ended                 Ended
                                                     September 30, 2002    September 30, 2002    December 31, 2001
                                                     ------------------    ------------------    -----------------
From Statement of Cash Flows
  Additions to rental properties                        $ 1,344,000           $10,556,000           $ 28,813,000
  Additions to property under development                17,126,000            85,550,000            122,411,000

Supplemental Disclosure
  Capital Expenditures:
     Weighted average square feet in portfolio           11,228,216            12,150,411             12,742,639
     Property related capital expenditures              $   894,871           $ 2,123,261           $  2,595,366
     Per weighted average square foot in portfolio             0.08                  0.17                   0.20
  Tenant improvements and leasing costs:
     Retenanted space
       Retenanted square feet                                20,656               295,585                506,581
       Tenant improvements and leasing costs            $   401,606           $ 2,971,102           $ 11,260,314
       Per square foot leased                                 19.44                 10.05                  22.23
     Renewal space
       Renewal square feet                                   62,529               136,934                746,390
       Tenant improvements and leasing costs            $   746,157           $ 1,277,625           $  3,497,140
       Per square foot leased                                 11.93                  9.33                   4.69
                                                        -----------           -----------           ------------
     Total capex, tenant improvements
       and leasing costs                                $ 2,042,634           $ 6,371,988           $ 17,352,820
                                                        ===========           ===========           ============

          Total Office and Industrial Properties and Square Feet Owned
                     and Joint Venture Development Interests


---------------------------------------------
TOTAL PROPERTIES OWNED:
---------------------------------------------
Office Properties
Total CBD Office Owned                                                                                          5

Total Suburban Office Owned                                                                                    10
                                                                                                       ----------
Total Office Owned                                                                                             15

Industrial Properties

Total Warehouse/Distribution Industrial Owned                                                                  19
Total Manufacturing Industrial Owned                                                                           11
                                                                                                       ----------
Total Industrial Owned                                                                                         30
                                                                                                       ----------
Total Office and Industrial Owned                                                                              45
                                                                                                       ==========


---------------------------------------------
TOTAL SQUARE FEET OWNED:                                  Metropolitan
---------------------------------------------                Chicago           %     Other        %     Total SF
                                                          ------------      ------   ------     -----  ----------
Office Properties
Total CBD Office Owned                                     3,824,019         69.0%   767,181    13.9%   5,539,613

Total Suburban Office Owned                                1,686,274         94.0%    93,711     6.0%   1,779,632
                                                           ---------                 -------           ----------
Total Office Owned                                         5,510,293                 860,892            7,319,245

Industrial Properties
Total Warehouse/Distribution Industrial Owned              1,748,285        100.0%         -            1,748,285

Total Manufacturing Industrial Owned                       2,166,427        100.0%         -            2,166,427
                                                           ---------                  ------           ----------
Total Industrial Owned                                     3,914,712                       -            3,914,712
                                                           ---------                 -------           ----------
Total Office and Industrial Owned                          9,425,005                 860,892           11,233,957
                                                           =========                 =======           ==========


---------------------------------------------
JOINT VENTURE AND DEVELOPMENT INTERESTS:
---------------------------------------------
                                                               Pro Forma
                                                              Square Feet
                                                              -----------
Dearborn Center                          CBD Office            1,525,536
77 West Wacker Drive                     CBD Office              944,556
Thistle Landing                          Suburban Office         386,048
                                                               ---------
Total Joint Venture and Development Interests                  2,856,140
                                                               =========

                                Property Summary
                               September 30, 2002

                                                                                                                Annualized Base Rent
                                                                                                                --------------------
                                                                                          Gross Leasable Area                Annual
                                                                                         --------------------                 Base
                                                                                                     % Leased                  Rent
                                                                                         Square        as of                   per
                                                            Rentable    Year Built/      Footage     Sept. 30   Annualized   Square
                                           City           Square Feet    Renovated       Leased        2002     Base Rent     Foot
                                   -------------------    -----------   ----------       ------      --------   ----------  --------

 CBD Office Properties
 180 North LaSalle Street              Chicago, IL          758,478         1999          683,438      90.1%     $12,706,275  $18.59
 208 South LaSalle Street              Chicago, IL          863,726       1914/1956/      789,075      91.4%     $11,218,974  $14.22
                                                                         1982/1991
 33 West Monroe Street                 Chicago, IL          846,759         1980          768,429      90.7%     $12,167,478  $15.83
 77 West Wacker Drive                  Chicago, IL          944,556         1992          923,157      97.7%     $26,009,046  $28.17
 IBM Plaza                             Chicago, IL        1,358,913         1971        1,319,664      97.1%     $21,298,186  $16.14
 National City Center                 Cleveland, OH         767,181         1980          767,001     100.0%      12,176,490  $15.88
                                                         ----------                    ----------     -----     ------------  ------
      Subtotal                                            5,539,613                     5,250,764      94.8%     $95,576,449  $18.20

 Suburban Office Properties
 7100 Madison Avenue                 Willowbrook, IL         50,157         1998           50,157     100.0%        $543,552  $10.84
 Atrium Building                      Naperville, IL         65,361         1979           60,056      91.9%        $917,579  $15.28
 Brush Hill Office Court               Westmont, IL         109,877         1986          109,877     100.0%      $1,521,542  $13.85
 Centre Square I                      Knoxville, TN          93,711         1988           72,138      77.0%      $1,161,668  $16.10
 Continental Towers                Rolling Meadows, IL      925,091     1977/1979/1981    718,446      77.7%     $10,131,125  $14.10
 Enterprise Center II                Westchester, IL         62,619      1998/1999         54,270      86.7%        $759,397  $13.99
 Jorie Plaza                          Oak Brook, IL         191,666       1961/1992       186,493      97.3%      $3,312,201  $17.76
 Narco River Business Center         Calumet City, IL        65,386         1981           52,065      79.6%        $632,201  $12.14
 Narco Tower Road                     Schaumburg, IL         50,400         1992           50,400     100.0%        $604,800  $12.00
 Olympian Office Center                 Lisle, IL           165,364         1989          163,445      98.8%      $2,616,535  $16.01
 Thistle Landing                       Phoenix, AZ          386,048         2000          259,006      67.1%      $3,391,524  $13.09
                                                         ----------                    ----------     -----     ------------  ------
      Subtotal                                            2,165,680                     1,776,353      82.0%     $25,592,122  $14.41
                                                         ----------                    ----------     -----     ------------  ------
 Total Office Owned:                                      7,705,293                     7,027,117      91.2%    $121,168,571  $17.24

 Industrial Properties
 1401 South Jefferson Street           Chicago, IL           17,265      1965/1985         17,265     100.0%     $105,903.96   $6.13
 1543 Abbott Drive                     Wheeling, IL          43,930         1983           43,930     100.0%     $146,079.00   $3.33
 350 Randy Road                      Carol Stream, IL        25,200         1974           25,200     100.0%     $145,750.56   $5.78
 550 Kehoe Boulevard                 Carol Stream, IL        44,575         1997           44,575     100.0%        $312,649   $7.01
 555 Kirk Road                       St. Charles, IL         62,400         1990           62,400     100.0%        $268,320   $4.30
 Arlington Heights Combined         Arlington Hts, IL       304,506         1978          304,506     100.0%      $1,065,652   $3.50
 1051 Kirk Road                        Batavia, IL          120,004         1990          120,004     100.0%              $0   $0.00
 200 Fullerton                       Carol Stream, IL        66,254      1968/1995         66,254     100.0%        $347,834   $5.25
 4211 Madison                          Hillside, IL          90,344      1977/1992         90,344     100.0%        $402,213   $4.45
 4300 Madison                          Hillside, IL         127,129         1980          103,350      81.3%        $492,254   $4.76
 Narco Elmhurst - 343 Carol Lane       Elmhurst, IL          30,084         1989           30,084     100.0%        $197,351   $6.56
 Narco Elmhurst - 370 Carol Lane       Elmhurst, IL          60,290      1977/1994         60,290     100.0%        $288,552   $4.79
 Narco Elmhurst - 388 Carol Lane       Elmhurst, IL          40,502         1979           40,502     100.0%        $238,287   $5.88
 Narco Elmhurst-342-46 Carol Lane      Elmhurst, IL          67,935         1989           67,935     100.0%        $367,258   $5.41
 Narco Hillside-4160-70 Madison        Hillside, IL          79,532      1974/1994         79,532     100.0%        $391,193   $4.92
 Tri-State Industrial-11039 Gage    Franklin Park, IL        21,935      1965/1993         21,935     100.0%        $123,713   $5.64
 Tri-State Industrial-11045 Gage    Franklin Park, IL       136,600       1970/1992       136,600     100.0%        $601,040   $4.40
 Prime Aurora                           Aurora, IL          257,600         2000          216,200      83.9%        $733,011   $3.39
 200 S. Mitchell                       Addison, IL          152,200         1985          152,200     100.0%        $593,562   $3.91
 Enterprise Center VII- A,P            Chicago, IL          462,670      1916/1991-96     462,670     100.0%   $1,502,322.96   $3.25
 Enterprise Center VIII                Chicago, IL          242,199      1916/1991-96      81,859      33.8%     $302,690.04   $3.70
 Enterprise Center IX- Q,R,S           Chicago, IL          162,682      1916/1991-96     107,469      66.1%     $329,929.80   $3.07
 Enterprise Center X-T,C               Chicago, IL          172,775      1916/1991-96     169,659      98.2%     $436,450.32   $2.57
 Enterprise Center II                East Chicago, IN       169,435      1917/1991-97      28,978      17.1%      $89,020.44   $3.07
 Enterprise Center III               East Chicago, IN       291,550      1917/1991-97     154,275      52.9%     $600,000.00   $3.89
 Enterprise Center IV                East Chicago, IN        87,484      1917/1991-97      85,800      98.1%     $263,493.60   $3.07
 East Chicago Enterprise Center      East Chicago, IN        54,070      1917/1991-97      54,070     100.0%     $290,244.60   $5.37
 Enterprise Center V                   Hammond, IN          196,475       1920-1952       196,475     100.0%     $464,986.80   $2.37
 Enterprise Center VI                  Hammond, IN          250,266       1920-1952       248,255      99.2%     $819,297.00   $3.30
 Hammond Enterprise Center              Hammond IN           76,821       1920-1952        71,203      92.7%     $192,126.72   $2.70
                                                         ----------                    ----------     -----     ------------  ------
      Subtotal                                            3,914,712                     3,343,819      85.4%     $12,111,185   $3.62
 Total Industrial Owned                                   3,914,712                     3,343,819      85.4%     $12,111,185   $3.62
 Total Office Owned                                       7,705,293                     7,027,117      91.2%    $121,168,571  $17.24
                                                         ----------                    ----------     -----     ------------  ------
 Total                                                   11,620,005                    10,370,936      89.3%    $133,279,756  $12.85
                                                         ----------                    ----------     -----     ------------  ------

                        Office Lease Expiration Schedule
                               September 30, 2002


                                                                       Average Annual
                                Annual Base*                            Rent per Net         Net Rentable           Percentage of
                 Number of       Rent Under                             Rentable SF          Area Subject          Total Leased SF
 Year of Lease   Expiring        Expiring         Percentage of       Represented by         to Expiring           Represented by
  Expiration      Leases          Leases         Expiring Leases      Expiring Leases         Leases (SF)          Expiring Leases
-------------    ---------      -----------      ---------------      ---------------        ------------          ---------------
     2002           33         $  2,364,732            1.8%                $17.09               138,330                   2.0%
     2003          118           10,825,142            8.1%                $19.66               550,737                   8.2%
     2004           92            8,776,336            6.6%                $17.22               509,613                   7.6%
     2005          113           10,137,790            7.6%                $14.83               683,658                  10.1%
     2006           66           17,466,102           13.1%                $13.86             1,260,315                  18.7%
     2007           40           31,566,286           23.7%                $26.76             1,179,714                  17.5%
     2008           29           10,352,217            7.8%                $18.32               565,024                   8.4%
     2009           20            5,777,919            4.3%                $21.11               273,721                   4.1%
     2010           18           14,299,550           10.7%                $27.94               511,868                   7.6%
     2011+          37           21,555,855           16.2%                $20.02             1,076,726                  16.0%
     -----         ---         ------------          -----                                    ---------                 -----
Total/Average      566         $133,121,929          100.0%                $19.72             6,749,706                 100.0%
                   ===         ============          =====                                    =========                 =====

* Does not include month-to-month leases

                        Percentage of Lease Expirations

                            [BAR CHART APPEARS HERE]

                      Industrial Lease Expiration Schedule
                               September 30, 2002



                                                                        Average Annual
                                  Annual Base*                           Rent per Net       Net Rentable       Percentage of
                 Number of         Rent Under                            Rentable SF        Area Subject       Total Leased SF
Year of Lease     Expiring           Expiring         Percentage of      Represented by      to Expiring       Represented by
 Expiration       Leases             Leases         Expiring Leases     Expiring Leases      Leases (SF)       Expiring Leases
-------------    ---------        -----------       ---------------     ---------------     -------------      ---------------
    2002             3             $ 321,343             2.3%                $6.45              49,789               1.6%
    2003             6               413,400             3.0%                $5.08              81,345               2.6%
    2004             8             1,288,321             9.4%                $3.93             327,961              10.3%
    2005             7             1,463,315            10.7%                $4.12             355,352              11.2%
    2006            13             2,417,413            17.6%                $4.63             521,759              16.4%
    2007             6             1,244,287             9.1%                $4.25             292,617               9.2%
    2008             5               928,052             6.8%                $4.37             212,501               6.7%
    2009             0                     -             0.0%                $0.00                   -               0.0%
    2010             2               968,462             7.1%                $3.92             246,800               7.8%
    2011+           10             4,680,839            34.1%                $4.30           1,088,317              34.3%
    -----           --           -----------           -----                                 ---------             -----
Total/Average       60           $13,725,432           100.0%                $4.32           3,176,441             100.0%
                    ==           ===========           =====                                 =========             =====

* Does not include month-to-month leases

                        Percentage of Lease Expirations

                            [BAR CHART APPEARS HERE]

                    Largest Office Tenants by Gross Revenue
                               September 30, 2002

                                                                                                        Percent
                                                                  Total Square      Year to Date        of Total         Gross
                                                                    Footage            Gross             Office         Revenue
            Tenant                         Building                 Occupied         Revenue/1/       Portfolio/2/        PSF
            ------                         --------                 --------         ----------       ------------        ---
Arthur Andersen, LLP             33 West Monroe Street/IBM           656,831         $12,561,096          8.62%         $19.12

Jenner & Block, LLC              IBM Plaza                           338,032           9,604,969          6.59%         $28.41

Wachovia Securities              77 West Wacker Drive                241,225           9,172,033          6.29%         $38.02

R.R. Donnelley & Sons Company    77 West Wacker Drive                241,569           9,090,961          6.24%         $37.63

National City Bank               National City Center                567,796           6,587,351          4.52%         $11.60

IBM Corporation                  IBM Plaza/Continental Towers        332,999           5,922,539          4.06%         $17.79

Trizec Properties, Inc.          IBM Plaza                           163,746           4,888,281          3.35%         $29.85

Jones Day Reavis & Pogue         77 West Wacker Drive                116,697           4,647,945          3.19%         $39.83

ABN AMRO Capital Markets         208 South LaSalle Street            255,764           3,893,786          2.67%         $15.22
     Holdings, Inc.

Accenture                        180 North LaSalle Street            171,887           3,751,636          2.57%         $21.83
                                                                   ---------         -----------         -----          ------
                                                                   3,086,546         $70,120,597         48.10%         $22.72
                                                                   =========         ===========         =====          ======


/1/  Does not include straight-line rent
/2/  Includes 77 West Wacker Drive


                     [GROSS REVENUE BAR CHART APPEARS HERE]

                    Largest Office Tenants by Square Footage
                               September 30, 2002




                                                                                                 Percent      Annualized
                                                                               Total Square     of Total       YTD 2002      Gross
                                                                                 Footage         Office         Gross       Revenue
            Tenant                                    Building                   Occupied       Portfolio     Revenue/1/       PSF
            ------                                    --------                   --------       ---------     ----------      ---
Arthur Andersen, LLP                       33 West Monroe Street/IBM Plaza        656,831          8.62%     $12,561,096    $19.12

National City Bank                         National City Center                   567,796          4.52%       6,587,351    $11.60

Jenner & Block, LLC                        IBM Plaza                              338,032          6.59%       9,604,969    $28.41

IBM Corporation                            IBM Plaza/Continental Towers           332,999          4.06%       5,922,539    $17.79

ABN AMRO Capital Markets Holdings, Inc.    208 South LaSalle Street               255,764          2.67%       3,893,786    $15.22

R.R. Donnelley & Sons Company              77 West Wacker Drive                   241,569          6.24%       9,090,961    $37.63

Wachovia Securities                        77 West Wacker Drive                   241,225          6.29%       9,172,033    $38.02

Accenture                                  180 North LaSalle Street               171,887          2.57%       3,751,636    $21.83

Baker & Hostetler, LLP                     National City Center                   166,277          1.69%       2,458,349    $14.78

Trizec Properties, Inc.                    IBM Plaza                              163,746          3.35%       4,888,281    $29.85
                                                                                ---------         -----      -----------    ------
                                                                                3,136,126         46.60%     $67,931,001    $21.66
                                                                                =========         =====      ===========    ======


/1/  Does not include straight-line rent

                      [SQUARE FEET BAR CHART APPEARS HERE]

                  Largest Industrial Tenants by Gross Revenue
                               September 30, 2002

                                                                                                       Percent of
                                                                                                         Total
                                                                  Total Square       Year to Date      Industrial    Gross Revenue
Tenant                                      Building            Footage Occupied    Gross Revenue/1/   Portfolio          PSF
------                                      --------            ----------------    --------------     ----------    -------------

Co-Steel USA Distribution             Enterprise Center VII          385,345          $1,268,691          8.60%          $3.29

Dynamic Manufacturing Company         4160-4190 Madison/4300         184,191             970,101          6.57%          $5.27
                                      Madison/ 4211 Madison

StrandTek International, Inc.         East Chicago Enterprise/       230,644             885,626          6.00%          $3.84
                                      Chicago Enterprise

A.M. Castle & Co.                     Enterprise Center V/Hammond    252,595             717,984          4.87%          $2.84
                                      Enterprise Center

Semblex Corporation                   388 Carol Lane/370 Carol       143,917             711,435          4.82%          $4.94
                                      Lane/342-346 Carol Lane

BWD Automotive Corporation            11045 Gage Avenue              136,600             618,342          4.19%          $4.53

Amurol Confections Company            1455 Sequoia Drive             161,000             514,587          3.49%          $3.20

Newco, Inc. d/b/a Electrotek Metals   Enterprise Center III          154,275             411,290          2.79%          $2.67

Plunkett Furniture Company            200 South Mitchell Court        99,051             383,515          2.60%          $3.87

Berlin Packaging Corporation          Arlington Heights              104,000             372,806          2.53%          $3.58
                                                                   ---------          ----------         ------
                                                                   1,851,618          $6,854,377         46.46%          $3.70
                                                                   =========          ==========         ======

/1/  Does not include straight-line rent


                     [GROSS REVENUE BAR CHART APPEARS HERE]

                  Largest Industrial Tenants by Square Footage
                               September 30, 2002

                                                                                         Percent
                                                                         Total Square    of Total
                                                                            Footage     Industrial     Year to Date    Gross Revenue
Tenant                                            Building                 Occupied     Portfolio     Gross Revenue/1/      PSF
------                                            --------               ------------   ----------    --------------   -------------

Co-Steel USA Distribution                  Enterprise Center VII            385,345        3.43%        $1,268,691         $3.29

A.M. Castle & Co.                          Enterprise Center V              252,595        2.25%           717,984         $2.84
                                           Hammond Enterprise Center

StrandTek International, Inc.              Enterprise Center VIII, IX, X    230,644        2.05%           885,626         $3.84
                                           East Chicago Enterprise Center

Dynamic Manufacturing                      4160-4190 Madison/4300
  Company                                  Madison/4211 Madison             184,191        1.64%           970,101         $5.27

Amurol Confections Company                 1455 Sequoia Drive               161,000        1.43%           514,587         $3.20

Newco, Inc. d/b/a Electrotek Metals        Enterprise III                   154,275        1.37%           411,290         $4.69

Semblex Corporation                        388 Carol Lane/370 Carol         143,917        1.28%           711,435         $4.94
                                           Lane/342-346 Carol Lane

BWD Automotives Corporation                11045 Gage Avenue                136,600        1.22%           618,342         $4.53

HECO Equipment Management Services, Inc.   Enterprise Center VI             104,182        0.93%           350,458         $3.74

Berlin Packaging Corporation               Arlington Heights                104,000        0.93%           372,806         $3.58
                                                                          ---------       ------        ----------
                                                                          1,856,749       16.53%        $6,821,320         $3.67
                                                                          =========       ======        ==========

/1/  Does not include straight-line rent


                      [SQUARE FEET BAR CHART APPEARS HERE]

                                  PRIME GROUP
                                  REALTY TRUST

                         INVESTOR RELATIONS INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:      312.917.8788
Facsimile:  312.917.1597
E-mail:     mwilliams@pgrt.com
Website:    www.pgrt.com

Independent Public Accountants:
Ernst & Young, LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.     David M. Fick         410.454.5018
                                 Kenneth S. Weinberg   410.454.5175

Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com